UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of report (Date of earliest event reported) - October 13, 2005

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                      0-24414                    75-1638027

(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)



                                 4441 Sigma Road
                               Dallas, Texas 75244

               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 (a)   Results of Operations and Financial Condition.

The Registrant's press release, dated October 13, 2005, announcing its results of operations and financial condition for the quarter and fiscal year ending August 31, 2005, is attached hereto as Exhibit 99 and incorporated by reference herein.


Item 9.01 Exhibits.


             (c)    Exhibits.

                      Exhibit                 Description
                      -------                 -----------

                      99                      Registrant's Press Release, dated
                                              October 13, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RF MONOLITHICS, INC.




                                         By:   /s/ Harley E Barnes III
                                             -----------------------------------
                                                Harley E Barnes III
                                                Chief Financial Officer




Date: October 13, 2005

                                  EXHIBIT INDEX


Exhibit                      Description
-------                      -----------

99                           Registrant's Press Release, dated October 13, 2005